Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Simmons First National Corporation (the "Company"), on Form 10-K for the period ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, Robert A. Fehlman, Senior Executive Vice President, Chief Financial Officer and Treasurer of the Company, hereby certifies that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2018

/s/ Robert A. Fehlman

Robert A. Fehlman

Senior Executive Vice President,

Chief Financial Officer and Treasurer